                                                                   Exhibit 99.11


[MERRILL LYNCH LOGO]                     FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SURF 2006-AB1
--------------------------------------------------------------------------------


                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[466,211,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AB1

                                 [SURF GRAPHIC]

                      WILSHIRE CREDIT CORPORATION SERVICER

                              US BANK N.A. TRUSTEE

                               FEBRUARY [7], 2006
--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

[MERRILL LYNCH LOGO]                     FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SURF 2006-AB1
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance        $37,857,087

Aggregate Original Principal Balance           $37,905,696

Number of Mortgage Loans                          246


                               MINIMUM        MAXIMUM           AVERAGE (1)
                               -------        -------           -----------
Original Principal Balance     $48,300        $697,500          $154,088
Outstanding Principal Balance  $48,270        $697,027          $153,891


                               MINIMUM        MAXIMUM       WEIGHTED AVERAGE (2)
                               -------        -------       --------------------
Original Term (mos)              180            360               357
Stated remaining Term (mos)      175            357               353
Loan Age (mos)                    3              8                 4
Current Interest Rate           5.650%         10.100%           7.591%
Initial Interest Rate Cap (3)   1.000%         5.000%            2.947%
Periodic Rate Cap (3)           1.000%         1.500%            1.002%
Gross Margin (3)                2.250%         8.600%            6.259%
Maximum Mortgage Rate (3)      11.500%        16.850%           13.803%
Minimum Mortgage Rate (3)       2.250%         10.100%           7.143%
Months to Roll (3)                1              56                24
Original Loan-to-Value          22.39%         95.00%            84.74%
Credit Score (4)                 620            796               700


                                EARLIEST        LATEST
                                --------        ------
Maturity Date                  09/01/2020     11/01/2035


                               PERCENT OF                           PERCENT OF
LIEN POSITION                 MORTGAGE POOL  YEAR OF ORIGINATION   MORTGAGE POOL
-------------                 -------------  -------------------   -------------
1st Lien                        100.00%            2005                  100.00%


OCCUPANCY                                LOAN PURPOSE
---------                                ------------
Primary                                0.00% Purchase                     57.86%
Second Home                            0.00  Refinance - Rate/Term         3.37
Investment                           100.00  Refinance - Cashout          38.77

LOAN TYPE                               PROPERTY TYPE
---------                               -------------
Fixed Rate                            18.13% Single Family                58.28%
ARM                                   81.87  Rowhouse                      0.20
                                             Condominium                   6.87
AMORTIZATION TYPE                            Two- to Four-Family          27.21
-----------------
Fully Amortizing                      88.76% Planned Unit Development      7.44
Interest-Only                         4.64
Balloon                               6.59


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
RANGE OF MORTGAGE RATES        LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------

5.501% to 6.000%                     6   $ 1,406,672        3.72%     5.938%        724      $234,445     80.29%     71.04%    0.00%
6.001% to 6.500%                     5     1,710,593        4.52      6.415         711       342,119     74.35      23.36    50.54
6.501% to 7.000%                    48     8,576,106       22.65      6.834         690       178,669     82.35      54.19     1.36
7.001% to 7.500%                    49     7,822,279       20.66      7.360         703       159,638     83.55      32.65     3.51
7.501% to 8.000%                    55     7,609,014       20.10      7.812         701       138,346     86.40      44.14     0.00
8.001% to 8.500%                    44     5,943,291       15.70      8.260         703       135,075     88.00      33.64     4.24
8.501% to 9.000%                    27     3,236,624        8.55      8.737         698       119,875     88.80      36.64     7.74
9.001% to 9.500%                     6       662,998        1.75      9.341         694       110,500     90.16      34.17     0.00
9.501% to 10.000%                    4       349,669        0.92      9.729         698        87,417     91.02      20.38     0.00
10.001% to 10.500%                   2       539,842        1.43     10.100         696       269,921     90.00       0.00     0.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%     40.79%    4.64%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.650% per annum to 10.100% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.591% per annum.

REMAINING MONTHS TO STATED MATURITY


                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                         OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
TO STATED MATURITY             LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
169 to 180                           4   $   542,887        1.43%     7.212%        645      $135,722     76.83%    80.19%     0.00%
349 to 360                         242    37,314,201       98.57      7.596         701       154,191     84.85     40.22      4.71
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 175 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
$50,000 or less                      4      $198,130        0.52%     7.959%        656       $49,532     63.86%    25.22%     0.00%
$50,001 to $100,000                 95     7,126,343       18.82      7.985         700        75,014     86.21     47.28      2.11
$100,001 to $150,000                54     6,743,669       17.81      7.596         703       124,883     83.85     57.89      1.73
$150,001 to $200,000                31     5,531,613       14.61      7.717         684       178,439     87.29     45.93      6.77
$200,001 to $250,000                26     5,739,176       15.16      7.380         707       220,738     85.50     23.88      0.00
$250,001 to $300,000                17     4,610,158       12.18      7.698         695       271,186     81.14     30.08      5.47
$300,001 to $350,000                 3       955,132        2.52      7.084         687       318,377     81.95     35.31      0.00
$350,001 to $400,000                 8     3,002,345        7.93      7.005         693       375,293     85.06     38.17     12.14
$400,001 to $450,000                 4     1,666,536        4.40      7.444         711       416,634     89.32     49.78      0.00
$450,001 to $500,000                 1       500,000        1.32      6.500         744       500,000     59.52      0.00    100.00
$500,001 to $550,000                 1       508,000        1.34      6.825         735       508,000     80.00    100.00      0.00
$550,001 to $600,000                 1       578,958        1.53      8.050         766       578,958     90.00      0.00      0.00
$650,001 to $700,000                 1       697,027        1.84      7.950         697       697,027     90.00      0.00      0.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%

 As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $48,270 to approximately $697,027 and the average outstanding principal balance of the Mortgage Loans was approximately $153,891.

PRODUCT TYPES

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PRODUCT TYPES                  LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
15 to 19 Year Fixed Loans            4      $542,887        1.43%     7.212%        645      $135,722     76.83%    80.19%     0.00%
30 Year Fixed Loans                 53     6,320,372       16.70      7.563         701       119,252     79.85     48.33      0.00
Six-Month LIBOR Loans                5       557,572        1.47      7.083         695       111,514     87.19     75.98      0.00
2/28 LIBOR Loans
(Six-Month LIBOR Index)            134    20,515,224       54.19      7.603         698       153,099     86.83     39.99      5.20
2/28 LIBOR Balloon Loans
(Six-Month LIBOR Index)              7     1,811,490        4.79      7.489         706       258,784     85.07     52.38      0.00
3/27 LIBOR Loans
(Six-Month LIBOR Index)             34     5,941,228      15.69      7.808          704       174,742     85.82     32.02      1.97
3/27 LIBOR Balloon Loans
(Six-Month LIBOR Index)              3       685,018        1.81      8.501         694       228,339     87.09      0.00      0.00
5/25 LIBOR Loans
(Six-Month LIBOR Index)              6     1,483,296        3.92      6.700         722       247,216     72.70     32.00     38.77
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


AMORTIZATION TYPE

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE              LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing                   228   $33,602,124       88.76%     7.596%        699      $147,378     84.87%    42.56%     0.00%
Balloon                             10     2,496,508        6.59      7.767         703       249,651     85.63     38.00      0.00
60 Month Interest-Only               6     1,183,455        3.13      7.546         708       197,242     90.00      9.89    100.00
120 Month Interest-Only              2       575,000        1.52      6.598         743       287,500     62.05     13.04    100.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
STATE                          LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Alabama                              2      $115,717        0.31%     8.240%        714       $57,859     92.67%   100.00%     0.00%
Arizona                              2       201,242        0.53      7.675         654       100,621     82.91     58.29      0.00
Arkansas                             3       221,823        0.59      7.148         746        73,941     81.10     30.84      0.00
California                          16     4,492,335       11.87      7.013         705       280,771     84.11     44.29      8.11
Colorado                             4       598,832        1.58      7.378         693       149,708     91.13     65.61      0.00
Connecticut                          2       312,634        0.83      7.244         683       156,317     80.00      0.00      0.00
Delaware                             1       212,000        0.56      6.890         707       212,000     80.00      0.00      0.00
Florida                             21     3,567,817        9.42      7.285         695       169,896     83.25     38.62      5.59
Georgia                             13     1,762,720        4.66      7.448         690       135,594     89.03     41.49      4.25
Illinois                            16     2,708,256        7.15      7.245         711       169,266     82.77     30.11     22.78
Indiana                              4       454,616        1.20      7.881         756       113,654     83.44     13.75      0.00
Kansas                               1        51,000        0.13      7.990         671        51,000     85.00      0.00      0.00
Kentucky                             4       358,200        0.95      7.772         748        89,550     90.82     81.69      0.00
Louisiana                            3       170,201        0.45      8.310         693        56,734     74.86     67.66      0.00
Maryland                             4       610,345        1.61      7.445         695       152,586     77.35     83.62      0.00
Massachusetts                        3     1,035,080        2.73      8.026         687       345,027     87.06      0.00      0.00
Michigan                            23     2,471,813        6.53      8.207         721       107,470     87.98     35.11      0.00
Minnesota                            6       927,259        2.45      7.736         700       154,543     85.08     85.55      0.00
Missouri                             6       589,253        1.56      8.446         703        98,209     85.42     36.99      0.00
Nebraska                             1       110,500        0.29      8.350         663       110,500     85.00      0.00      0.00
Nevada                               2       652,771        1.72      7.396         679       326,385     91.56      0.00      0.00
New Hampshire                        4       490,441        1.30      7.905         688       122,610     79.55      0.00      0.00
New Jersey                          13     3,187,286        8.42      8.145         675       245,176     80.38     28.73      0.00
New York                            11     1,828,351        4.83      7.893         676       166,214     82.06     42.10      0.00
North Carolina                       2       145,844        0.39      8.128         688        72,922     91.89     38.37      0.00
Ohio                                13     1,230,270        3.25      7.576         682        94,636     83.61     54.72      0.00
Oklahoma                             3       400,605        1.06      8.436         721       133,535     91.29    100.00      0.00
Oregon                               7     1,328,813        3.51      7.374         731       189,830     88.65     35.87      0.00
Pennsylvania                         6       827,620        2.19      7.536         681       137,937     77.00     25.77      0.00
South Carolina                       4       826,145        2.18      7.130         754       206,536     83.97     61.36      0.00
Tennessee                            4       337,804        0.89      7.948         714        84,451     87.18      0.00      0.00
Texas                               16     1,957,744        5.17      7.921         710       122,359     89.48     54.85      8.94
Utah                                 1       187,008        0.49      7.375         717       187,008     95.00    100.00      0.00
Virginia                            10       994,980        2.63      7.590         688        99,498     83.15     64.04      0.00
Washington                          10     1,813,536        4.79      7.369         689       181,354     85.76     33.98     18.06
Wisconsin                            5       676,227        1.79      7.547         713       135,245     88.20     66.18      0.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


No more than approximately 1.84% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS


                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL             MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN-TO-VALUE RATIOS           LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less                       3      $425,592        1.12%     6.762%        702      $141,864     39.34%     0.00%     0.00%
50.01% to 55.00%                     1       138,407        0.37      7.990         636       138,407     55.00    100.00      0.00
55.01% to 60.00%                     4       894,387        2.36      6.695         713       223,597     58.71      7.79     55.90
60.01% to 65.00%                     5       678,976        1.79      7.456         666       135,795     62.92      7.36      0.00
65.01% to 70.00%                     6       836,021        2.21      6.725         688       139,337     69.49      0.00      0.00
70.01% to 75.00%                    14     2,050,403        5.42      7.371         678       146,457     74.55     32.07      0.00
75.01% to 80.00%                    58     9,091,532       24.02      7.360         686       156,751     79.74     29.97      0.82
80.01% to 85.00%                    15     2,319,624        6.13      7.272         688       154,642     84.81     57.19      0.00
85.01% to 90.00%                    95    15,493,005       40.92      7.808         708       163,084     89.90     37.39      7.64
90.01% to 95.00%                    45     5,929,141       15.66      7.902         717       131,759     94.94     78.98      0.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 22.39% to 95.00%

MORTGAGE INSURANCE


                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
MORTGAGE                      MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
INSURANCE                      LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
No Mortgage Insurance               91   $14,115,317       37.29%      7.28%        686      $155,113     74.78%    25.79%     4.07%
PMI Mortgage Insurance Corp.       155    23,741,771       62.71      7.779         708       153,173     90.66     49.71      4.98
TOTAL:                             246   $37,857,087      100.00%      7.59%        700      $153,891     84.74%    40.79%     4.64%


LOAN PURPOSE

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN PURPOSE                   LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                           143   $21,905,578       57.86%     7.868%        708      $153,186     88.61%    43.38%     3.55%
Refinance - Cashout                 92    14,676,489       38.77      7.204         689       159,527     78.82     35.00      6.69
Refinance - Rate/Term               11     1,275,020        3.37      7.277         695       115,911     86.18     62.99      0.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


PROPERTY TYPE

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PROPERTY TYPE                  LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Single Family                      155   $22,063,129       58.28%     7.633%        703      $142,343     85.37%    37.79%     2.86%
Two- to Four-Family                 55    10,300,651       27.21      7.637         695       187,285     82.96     45.19      7.30
Planned Unit Development            16     2,816,106        7.44      7.172         709       176,007     87.43     54.70      7.08
Condominium                         19     2,601,327        6.87      7.516         688       136,912     84.00     34.97      6.73
Rowhouse                             1        75,875        0.20      7.000         666        75,875     67.26      0.00      0.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


DOCUMENTATION

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
DOCUMENTATION                  LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Stated Documentation               114   $18,563,770       49.04%     7.796%        697      $162,840     81.01%     0.00%     6.47%
Full Documentation                 110    15,442,299       40.79      7.426         701       140,385     87.96    100.00      1.24
Lite Documentation                  21     3,645,940        9.63      7.283         710       173,616     90.38      0.00     10.00
No Ratio                             1       205,079        0.54      6.875         702       205,079     79.08      0.00      0.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%

OCCUPANCY

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
OCCUPANCY                      LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Investment                         246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY


                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
(MONTHS)                       LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
3                                   58    $8,445,688       22.31%     7.559%        707      $145,615     85.25%    51.36%     5.70%
4                                   97    15,589,312       41.18      7.829         694       160,715     85.58     32.67      2.10
5                                   69    10,632,199       28.09      7.431         697       154,090     83.36     38.58      8.93
6                                   19     2,905,943        7.68      7.009         719       152,944     84.07     55.91      0.00
7                                    2       214,256        0.57      7.649         688       107,128     89.07    100.00      0.00
8                                    1        69,689        0.18      6.640         708        69,689     58.33    100.00      0.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM


                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT           MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PENALTY TERM                   LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
None                                54   $10,502,744       27.74%     7.718%        699      $194,495     85.24%    29.14%     5.47%
12 Months                           14     2,216,044        5.85      7.520         697       158,289     83.53     26.95      0.00
24 Months                           95    13,962,737       36.88      7.406         705       146,976     86.16     54.36      5.03
36 Months                           64     8,113,089       21.43      7.782         701       126,767     84.91     41.00      1.44
60 Months                           19     3,062,473        8.09      7.542         680       161,183     76.92     28.34     11.90
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 31 months.

CREDIT SCORES

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
RANGE OF CREDIT SCORES         LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
620 to 625                           6    $1,108,425        2.93%     7.163%        622      $184,738     78.47%    44.99%     0.00%
626 to 650                          18     2,312,768        6.11      7.500         640       128,487     76.24     48.45      0.00
651 to 675                          52     7,351,464       19.42      7.579         664       141,374     81.13     28.46      0.00
676 to 700                          72    11,194,615       29.57      7.851         689       155,481     88.04     45.52      2.93
701 to 725                          38     6,606,338       17.45      7.479         713       173,851     86.60     37.76     12.96
726 to 750                          28     3,900,360       10.30      7.367         739       139,299     80.06     47.19     14.74
751 to 775                          21     3,678,614        9.72      7.494         763       175,172     89.08     30.82      0.00
776 to 796                          11     1,704,504        4.50      7.492         786       154,955     88.33     68.44      0.00
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%






The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 796 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 700.

CREDIT GRADE

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
CREDIT GRADE                   LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
PA1                                 20    $3,499,335        9.24%     7.070%        750      $174,967     73.57%    26.09%    16.43%
PA2                                 19     3,356,250        8.87      7.121         698       176,645     74.52     23.44        --
PA3                                 51     7,159,856       18.91      7.431         649       140,389     75.47     27.10        --
SA1                                121    18,507,338       48.89      7.829         719       152,953     90.97     49.47      6.39
SA2                                 35     5,334,308       14.09      7.617         670       152,409     89.30     49.62        --
TOTAL:                             246   $37,857,087      100.00%     7.591%        700      $153,891     84.74%    40.79%     4.64%


GROSS MARGINS

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
RANGE OF GROSS MARGINS         LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
2.001% to 2.500%                     5      $943,667        3.04%     6.688%        729      $188,733     68.53%     7.95%    60.93%
3.501% to 4.000%                     3       572,705        1.85      7.509         669       190,902     82.79     12.93      0.00
4.001% to 4.500%                     2       301,857        0.97      7.270         750       150,928     79.49     20.49      0.00
4.501% to 5.000%                    10     2,163,407        6.98      7.252         665       216,341     82.44     42.10      0.00
5.001% to 5.500%                    11     1,797,681        5.80      7.291         693       163,426     84.87     61.78      0.00
5.501% to 6.000%                    25     4,821,165       15.56      6.892         702       192,847     83.99     66.65      2.43
6.001% to 6.500%                    30     5,425,535       17.51      7.330         711       180,851     84.28     25.99     10.39
6.501% to 7.000%                    57     9,340,740       30.14      8.135         699       163,873     88.72     29.22      5.38
7.001% to 7.500%                    24     3,367,322       10.86      7.790         693       140,305     88.48     39.23      0.00
7.501% to 8.000%                    15     1,684,448        5.43      8.289         717       112,297     90.17     38.80      0.00
8.001% to 8.500%                     6       521,931        1.68      8.429         735        86,989     93.24     65.01      0.00
8.501% to 9.000%                     1        53,371        0.17      8.850         758        53,371     95.00    100.00      0.00
TOTAL:                             189   $30,993,829      100.00%     7.603%        701      $163,989     85.87%    38.56%     5.67%


As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.600% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.259% per annum.

MAXIMUM MORTGAGE RATES


                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
MORTGAGE RATES                 LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
11.500% or less                      1      $500,000        1.61%     6.500%        744      $500,000     59.52%     0.00%   100.00%
11.501% to 12.000%                   6     1,275,408        4.12      6.155         717       212,568     81.03     67.81      0.00
12.001% to 12.500%                   5     1,285,593        4.15      6.431         699       257,119     80.39     36.92     34.19
12.501% to 13.000%                  28     5,402,155       17.43      6.791         696       192,934     85.62     52.06      2.17
13.001% to 13.500%                  27     4,805,872       15.51      7.370         693       177,995     85.52     25.70      4.15
13.501% to 14.000%                  37     5,984,160       19.31      7.604         697       161,734     87.19     44.94      0.00
14.001% to 14.500%                  32     5,117,087       16.51      8.066         702       159,909     86.09     28.07      4.92
14.501% to 15.000%                  20     2,624,736        8.47      8.262         700       131,237     85.17     32.92      9.55
15.001% to 15.500%                  11     1,329,021        4.29      8.353         731       120,820     92.23     55.07      0.00
15.501% to 16.000%                  13     1,422,619        4.59      8.767         706       109,432     91.66     48.21      0.00
16.001% to 16.500%                   7     1,063,481        3.43      9.725         695       151,926     90.10      8.20      0.00
16.501% to 17.000%                   2       183,698        0.59      9.789         705        91,849     91.94     38.79      0.00
TOTAL:                             189   $30,993,829      100.00%     7.603%        701      $163,989     85.87%    38.56%     5.67%


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 16.850% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.803% per annum.

NEXT RATE ADJUSTMENT DATE

                               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
NEXT RATE ADJUSTMENT DATE      LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
March 2006                           3      $268,417        0.87%     7.110%        736       $89,472     90.00%    50.10%     0.00%
April 2006                           1       109,155        0.35      7.650         712       109,155     95.00    100.00      0.00
May 2006                             1       180,000        0.58      6.700         624       180,000     78.26    100.00      0.00
June 2007                            1        69,689        0.22      6.640         708        69,689     58.33    100.00      0.00
July 2007                            2       214,256        0.69      7.649         688       107,128     89.07    100.00      0.00
August 2007                          9     1,711,859        5.52      6.722         712       190,207     84.34     68.71      0.00
September 2007                      36     5,530,439       17.84      7.494         687       153,623     84.89     38.92      6.77
October 2007                        60    10,108,022       32.61      7.737         690       168,467     86.95     29.17      3.24
November 2007                       33     4,692,450       15.14      7.733         725       142,195     89.41     55.20      7.77
August 2008                          3       379,411        1.22      7.443         736       126,470     83.88      0.00      0.00
September 2008                      11     2,149,086        6.93      7.508         712       195,371     87.66     26.55      0.00
October 2008                        13     2,389,325        7.71      8.548         699       183,794     89.38     41.92      0.00
November 2008                       10     1,708,425        5.51      7.510         692       170,843     79.47     19.32      6.85
August 2010                          1        63,588        0.21      6.875         649        63,588     75.00      0.00      0.00
September 2010                       3       780,079        2.52      6.671         732       260,026     66.53      9.61     73.71
October 2010                         2       639,628        2.06      6.719         717       319,814     80.00     62.48      0.00
TOTAL:                             189   $30,993,829      100.00%     7.603%        701      $163,989     85.87%    38.56%     5.67%